Exhibit 3
                                                                       ---------

                             JOINT FILING AGREEMENT


          Each of the Reporting Persons hereby agrees to make this joint filing pursuant to Rule 13d-1(k) of the Exchange Act of 1934.


Dated:  August 16, 1999


                                  WXI/McN REALTY L.L.C.

                                  By:  WXI/McN Real Estate, L.L.C.,
                                       its Managing Member

                                       By:  Whitehall Street Real Estate
                                            Limited Partnership XI,
                                            its Managing Member

                                            By:  WH Advisors, L.L.C. XI,
                                                 its General Partner


                                                 By:  /s/ Roger S. Begelman
                                                    ----------------------------
                                                    Name:  Roger S. Begelman
                                                    Title: Attorney-in-Fact

                                  WHITEHALL STREET REAL ESTATE
                                  LIMITED PARTNERSHIP XI

                                  By:  WH Advisors, L.L.C. XI,
                                       its general partner

                                  By:  /s/ Roger S. Begelman
                                     -------------------------------------------
                                     Name:  Roger S. Begelman
                                     Title: Attorney-in-Fact

                                  WH ADVISORS, L.L.C. XI

                                  By:  /s/ Roger S. Begelman
                                     -------------------------------------------
                                     Name:  Roger S. Begelman
                                     Title: Attorney-in-Fact


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                                  THE GOLDMAN SACHS GROUP, L.P.

                                  By:  /s/ Roger S. Begelman
                                     -------------------------------------------
                                     Name:  Roger S. Begelman
                                     Title: Attorney-in-Fact

                                  GOLDMAN, SACHS & CO.

                                  By:  /s/ Roger S. Begelman
                                     -------------------------------------------
                                     Name:  Roger S. Begelman
                                     Title: Attorney-in-Fact